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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of InfraSource Services, Inc. (the "Company") for the periods ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), David
R. Helwig, as Chief Executive Officer of the Company, and Terence R. Montgomery, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID R. HELWIG                    /s/ TERENCE R. MONTGOMERY
----------------------------           ----------------------------------------
David R. Helwig                        Terence R. Montgomery
President and Chief Executive          Senior Vice President and Chief Financial
Officer                                Officer
Date: November 3, 2006                 Date: November 3, 2006

This certification accompanies the Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

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